Exhibit d (li)

USAA Asset Management Company
9800 Fredericksburg Road
San Antonio, TX  78288

Gentlemen:

Pursuant to Section 1(b) of the Advisory Agreement dated as of August 1, 2006, between USAA Mutual Funds Trust (the Trust) and USAA Investment Management Company as transferred to USAA Asset Management Company (AMCO) (the Manager), pursuant to the Transfer and Assumption Agreement dated Decembe 31, 2011, please be advised that the Trust has established two new series of its shares, namely, the Target Managed Allocation Fund and the Global Equity Income Fund (the Funds), and please be further advised that the Trust desires to retain the Manager to render investment advisory services under the Advisory Agreement to the Funds at the fees stated below:

                   ADVISORY FEE SCHEDULE

USAA Target Managed Allocation Fund                                                                           0.50%
USAA Global Equity Income Fund                                                                                      0.50%

In addition, revised Schedule A to the Advisory Agreement reflecting the addition of the Funds to the Advisory Agreement is attached hereto as Exhibit A and is hereby approved.

Please state below whether you are willing to render such services at the fee stated above.

                                                                             USAA MUTUAL FUNDS TRUST

Attest:\S\DANIEL MAVICO                                                   By: \S\DANIEL S. MCNAMARA
            Daniel Mavico                                                               Daniel S. McNamara
            Assistant Secretary                                                               President

Dated:  August 7, 2015

We, as the sole shareholder of the above named Funds, do hereby approve the Advisory Agreement and are willing to render investment advisory services to the USAA Managed Allocation Fund and USAA Global Equity Income Fund at the fees stated above. In addition, we approve Exhibit A hereto as revised Schedule A to the Advisory Agreement.

                                                                                      USAA ASSET MANAGEMENT COMPANY

Attest:\S\ DANIEL MAVICO                                   By:\S\ BROOKS ENGLEHARDT
            Daniel Mavico                                                  Brooks Englehardt
            Assistant Secretary                                              President

Dated: August 7, 2015

EXHIBIT A

SCHEDULE A TO ADVISORY AGREEMENT

LISTING OF FUNDS

NAME OF FUND

Aggressive Growth Fund
Capital Growth Fund
California Bond Fund
California Money Market Fund
Cornerstone Conservative Fund
Cornerstone Moderate Fund
Cornerstone Moderately Conservative Fund
Cornerstone Moderately Aggressive Fund
Cornerstone Aggressive Fund
Cornerstone Equity Fund
Emerging Markets Fund
First Start Growth Fund
Flexible Income Fund
Global Equity Income Fund
Global Managed Volatility Fund
Government Securities Fund
Growth & Income Fund
Growth and Tax Strategy Fund
Growth Fund
High Income Fund
Income Stock Fund
Income Fund
Intermediate-Term Bond Fund
International Fund
Managed Allocation Fund
Money Market Fund
New York Bond Fund
New York Money Market Fund
Precious Metals and Minerals Fund
Real Return Fund
Science & Technology Fund
Short-Term Bond Fund
Small Cap Stock Fund
Target Managed Allocation Fund
Target Retirement Income Fund
Target Retirement 2020 Fund
Target Retirement 2030 Fund

Target Retirement 2040 Fund
Target Retirement 2050 Fund
Target Retirement 2060 Fund
Tax Exempt Intermediate-Term Fund
Tax Exempt Long-Term Fund
Tax Exempt Money Market Fund
Tax Exempt Short-Term Fund
Treasury Money Market Trust
Total Return Strategy Fund
Ultra Short-Term Bond Fund
Value Fund
Virginia Bond Fund
Virginia Money Market Fund
World Growth Fund

Schedule B-1 to Advisory Agreement - Listing of Funds
with Performance Adjustment

Name of Fund1	Performance Index	Annual Basic Fee Rate
Aggressive Growth Fund	Lipper Large-Cap Growth Funds Index	*
Cornerstone Moderate Fund	Lipper Balanced Funds Index	.75%
California Bond Fund	Lipper California Municipal Debt Funds Index	**
Capital Growth Fund	Lipper Global Funds Index	.75%
Cornerstone Moderately Aggressive Fund	Lipper Index2	.75%
Emerging Markets Fund	Lipper Emerging Markets Funds Index	1.00%
First Start Growth Fund	Lipper Flexible Portfolio Funds Index	.75%
Government Securities Fund	Lipper Intermediate U.S. Government Funds Index	.125%
Growth & Income Fund	Lipper Multi-Cap Core Funds Index	.60%
Growth and Tax Strategy Fund	Composite Consisting of 51% of the Lipper General Municipal Bond Funds Index and 49% of the Lipper Large Cap Core Funds Index	.50%
Growth Fund	Lipper Large-Cap Growth Funds Index	.75%
High Income Fund	Lipper High Current Yield Index	.50%
Income Stock Fund	Lipper Equity Income Funds Index	.50%

1 The Performance Adjustment initially will be determined by reference to the sole outstanding class of shares of each Fund. If, in the future, a Fund offers more than one class of shares, the Performance Adjustment for that Fund will continue to be determined by reference to the initial class of shares, unless the Board determines otherwise.
2 The Lipper Index tracks the performance of the 30 largest funds within a category consisting of funds that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments, with a focus on total return, and which have at least 25% of their portfolio invested in securities traded outside of the United States.
3 The Lipper Index tracks the performance of funds that invest primarily in investment-grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

Income Fund	Lipper Corporate Debt Funds A Rated Index	.24%
Intermediate-Term Bond Fund	Lipper Index3	***
Tax Exempt Intermediate-Term Fund	Lipper Municipal Debt Funds Index	.28%
International Fund	Lipper International Funds Index	.75%
Tax Exempt Long-Term Fund	Lipper General Municipal Debt Funds Index	.28%
New York Bond Fund	Lipper New York Municipal Debt Funds Index	**
Precious Metals and Minerals Fund	Lipper Gold Funds Index	.75%
Science & Technology Fund	Lipper Science & Technology Funds Index	.75%
Short-Term Bond Fund	Lipper Short Investment Grade Debt Funds Index	.24%
Tax Exempt Short-Term Fund	Lipper Short Municipal Debt Funds Index	.28%
Small Cap Stock Fund	Lipper Small-Cap Core Funds Index	.75%
Total Return Strategy Fund	Lipper Flexible Portfolio Funds Index	.65%
Ultra Short-Term Bond Fund	Lipper Ultra Short Funds Index	.24%
Value Fund	Lipper Multi-Cap Value Funds Index	.75%
Virginia Bond Fund	Lipper Virginia Municipal Debt Funds Index	**
World Growth Fund	Lipper Global Funds Index	.75%

*
The fee is computed at one-half of one percent (.50%) of the first $750 million of average net assets, two-fifths of one percent (.40%) of the portion of average net assets over $750 million but not over $1.5 billion, and one-third of one percent (.33%) of the portion of average net assets over $1.5 billion.

**
The fee is computed at one-half of one percent (.50%) of the first $50 million of average net assets, two-fifths of one percent (.40%) of the portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (.30%) of the portion of average net assets over $100 million.  In calculating the fee for the Fund, the average net assets of the California Bond Fund, the New York Bond Fund, and the Virginia Bond Fund are combined with the average net assets of the California Money Market Fund, the New York Money Market Fund, and the Virginia Money Market Fund, respectively, and the fee is allocated pro rata based upon the average net assets of the two Funds.

***
The fee is computed at one-half of one percent (.50%) of the first $50 million of average net assets, two-fifths of one percent (.40%) of the portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (.30%) of the portion of average net assets over $100 million.

Schedule B-2 to Advisory Agreement - Performance Adjustment Rate

EQUITY FUNDS

Aggressive Growth Fund Cornerstone Moderate Fund Capital Growth Fund Cornerstone Moderately Aggressive Fund Emerging Markets Fund First Start Growth Fund Global Equity Income Fund Growth & Income Fund	Growth Fund Income Stock Fund International Fund Science & Technology Fund Small Cap Stock Fund Total Return Strategy Fund Value Fund World Growth Fund
Over/Under Performance Relative to Index (in basis points)	Performance Adjustment Rate (in basis points as a percentage of average net assets)
+/- 100 to 400 +/- 401 to 700 +/- 701 and greater	+/- 4 +/- 5 +/- 6

FIXED INCOME FUNDS

California Bond Fund Government Securities Fund Growth and Tax Strategy Fund High Income Fund Income Fund Intermediate-Term Bond Fund	Tax Exempt Intermediate-Term Fund Tax Exempt Long-Term Fund New York Bond Fund Short-Term Bond Fund Tax Exempt Short-Term Fund Ultra Short-Term Bond Fund Virginia Bond Fund
Over/Under Performance Relative to Index (in basis points)	Performance Adjustment Rate (in basis points as a percentage of average net assets)
+/- 20 to 50 +/- 51 to 100 +/- 101 and greater	+/- 4 +/- 5 +/- 6

SCHEDULE C TO ADVISORY AGREEMENT - FOR FUNDS
WITH NO PERFORMANCE ADJUSTMENT

This Schedule C shall apply to each of the Funds identified on Schedule C-1 hereto (each, a "Fund").

(a) The Trust shall pay to IMCO a fee for each Fund calculated daily and payable monthly in arrears, computed as a percentage of the average net assets of the Fund for such month at the rate set forth in Schedule C-1 thereto.

(b) The "average net assets" of the Fund for any month shall be equal to the quotient produced by dividing (i) the sum of the net assets of such Fund, determined in accordance with procedures established from time to time by or under the direction of the Board, for each calendar day of such month, by (ii) the number of such days.

Schedule C-1 to Advisory Agreement - Listing of Funds
And Fee Rates

Name of Fund	Fee Rate
California Money Market Fund	*
Money Market Fund	.24%
New York Money Market Fund	*
Tax Exempt Money Market Fund	.28%
Treasury Money Market Trust	.13%
Virginia Money Market Fund	*
Global Managed Volatility Fund	.60%
Managed Allocation Fund	.60%
Cornerstone Moderately Conservative Fund	.50%
Cornerstone Aggressive Fund	.70%
Cornerstone Conservative Fund	.00%
Cornerstone Equity Fund	.00%
Real Return Fund	.50%
Flexible Income Fund	.50%
Target Managed Allocation Fund Target Retirement Income Fund	.00% .60%
Target Retirement 2020 Fund	.00%
Target Retirement 2030 Fund	.00%
Target Retirement 2040 Fund	.00%
Target Retirement 2050 Fund	.00%
Target Retirement 2060 Fund	.00%

* The fee is computed at one-half of one percent (.50%) of the first $50 million of average net assets, two-fifths of one percent (.40%) for that portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (.30%) for that portion of average net assets over $100 million. In calculating the fee for the Fund, the average net assets of the California Money Market Fund, the New York Money Market Fund, and the Virginia Money Market Fund are combined with the average net assets of the California Bond Fund, the New York Bond Fund, and the Virginia Bond Fund, respectively, and the fee is allocated pro rata based upon the average net assets of the two Funds.

exhibit d (lii)

AMENDMENT NO. 1
TO
INVESTMENT SUBADVISORY AGREEMENT

AMENDMENT NO. 1 made as of the 28th day of August, 2015, (the Effective Date) to the Investment Subadvisory Agreement made as of the 16th day of October 2012, between USAA ASSET MANAGEMENT COMPANY, a corporation organized under the laws of the state of Delaware and having its principal place of business in San Antonio, Texas (AMCO) and LAZARD ASSET MANAGEMENT LLC, a limited liability company organized under the laws of the state of Delaware and having its principal place of business in New York, New York (Lazard), with respect to services provided to the International Fund, a series of USAA Mutual Funds Trust.

AMCO and Lazard agree to modify and amend the Investment Subadvisory Agreement described above (Agreement) as follows:

1. NEW FUND. AMCO hereby appoints Lazard as an investment subadviser of the USAA International Fund on the terms and conditions set forth in the Agreement.

2. SCHEDULE A. Schedule A to the Agreement, setting forth the Funds of the Trust for which Lazard is appointed as an investment subadviser, is hereby replaced in its entirety by Schedule A attached hereto.

3. SCHEDULE B. Schedule B to the Agreement, setting forth the fees payable to Lazard with respect to each Fund, is hereby replaced in its entirety by Schedule B attached hereto.

4. RATIFICATION. Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, AMCO and Lazard have caused this Amendment No. 1 to be executed as of the date first set forth above.

Attest:	USAA ASSET MANAGEMENT COMPANY
By:\S\JAMES G. WHETZEL	By:\S\BROOKS ENGLEHARDT
Name: James G. Whetzel	Name: Brooks Englehardt
Title: Secretary	Title: President

Attest:	LAZARD ASSET MANAGEMENT
By:\S\JOHN T. MCSHERRY	By:\S\CHARLES L. CARROLL
Name: John T. McSherry	Name: Charles L. Carroll
Title: SENIOR VICE PRESIDENT	Title: Deputy Chairman

SCHEDULE A

Fund	Effective Date
Emerging Markets Fund	October 16, 2012
International Fund	August 28, 2015

Revised: August 28, 2015

SCHEDULE B
FEES

Fund	Account Rate per annum of the average daily net assets of the Fund Account
Emerging Markets Fund	• 0-200 million – 75 basis points • Next 200 million – 70 basis points • Next 200 million – 65 basis points • Over 600 million – 60 basis points*
International Fund	• 0-100 million – 50 basis points • Next 150 million – 45 basis points • Next 350 million – 40 basis points • Over 600 million – 37.5 basis points**

* Lazard agrees that it will not seek to increase this fee rate during the three-year period ending October 16, 2015 (the Three-Year Lock). This Three-Year Lock does not limit the rights of a Fund’s shareholders, a Fund’s Board, or AMCO as set forth in Section 6 of the Agreement (“Duration and Termination of this Agreement”).

** Lazard agrees that it will not seek to increase this fee rate during the three-year period ending August 27, 2018 (the Three-Year Lock). This Three-Year Lock does not limit the rights of a Fund’s shareholders, a Fund’s Board, or AMCO as set forth in Section 6 of the Agreement (“Duration and Termination of this Agreement”).

Revised: August 28, 2015

exhibit d(liii)

AMENDMENT NO. 3
TO
INVESTMENT SUBADVISORY AGREEMENT

AMENDMENT NO. 3 made as of the 28th day of August, 2015, (the Effective Date) to the Investment Subadvisory Agreement made as of the 1st day of August 2006, as amended, between WELLINGTON MANAGEMENT COMPANY, LLP, a limited liability partnership organized under the laws of the Commonwealth of Massachusetts and having its principal place of business in Boston, Massachusetts (Wellington Management) and USAA INVESTMENT MANAGEMENT COMPANY, as transferred to USAA ASSET MANAGEMENT COMPANY (AMCO) pursuant to the Transfer and Assumption Agreement dated December 31, 2011, each a corporation organized under the laws of the state of Delaware and having its principal place of business in San Antonio, Texas, with respect to services provided to the International Fund, a series of USAA Mutual Funds Trust.

AMCO and Wellington Management agree to modify and amend the Investment Subadvisory Agreement described above (Agreement) as follows:

1. NEW FUND. AMCO hereby appoints Wellington Management as an investment subadviser of the USAA International Fund on the terms and conditions set forth in the Agreement.

2. SCHEDULE A. Schedule A to the Agreement, setting forth the Funds of the Trust for which Wellington Management is appointed as an investment subadviser, is hereby replaced in its entirety by Schedule A attached hereto.

3. SCHEDULE B. Schedule B to the Agreement, setting forth the fees payable to Wellington Management with respect to each Fund, is hereby replaced in its entirety by Schedule B attached hereto.

4. RATIFICATION. Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, AMCO and Wellington Management have caused this Amendment No. 3 to be executed as of the date first set forth above.

Attest:	USAA ASSET MANAGEMENT COMPANY
By:\S\JAMES G. WHETZEL	By:\S\BROOKS ENGLEHARDT
Name: James G. Whetzel	Name: Brooks Englehardt
Title: Secretary	Title: President

Attest:	WELLINGTON MANAGEMENT COMPANY, LLP
By:\S\JENNIFER MOORE	By:\S\LUCINDA MARRS
Name: Jennifer Moore	Name: Lucinda Marrs
Title: Regulatory Analyst	Title: Senior Managing Director

SCHEDULE A

Fund	Effective Date
Small Cap Stock Fund	December 1, 2003
Science & Technology Fund	June 28, 2002
Aggressive Growth Fund	July 21, 2010
International Fund	August 28, 2015

Revised: August 28, 2015

SCHEDULE B
FEES

Fund	Account Rate per annum of the average daily net assets of the Fund Account
Small Cap Stock Fund	0.70%--First $300 million; 0.65%--Amounts above $300 million
Science & Technology Fund	0.45%--First $100 million; 0.35%--Amounts above $100 million
Aggressive Growth Fund	0.325%--First $300 million; 0.30%--Next $700 million; 0.28%--Amounts over $1 billion
International Fund	0.45%--First $700 million; 0.425%--Amounts above $700 million*

* Wellington Management agrees that it will not seek to increase this fee rate during the three-year period ending August 27, 2018 (the Three-Year Lock). This Three-Year Lock does not limit the rights of a Fund’s shareholders, a Fund’s Board, or AMCO as set forth in Section 6 of the Agreement (“Duration and Termination of this Agreement”).

Revised: August 28, 2015

Exhibit d(liv)

AMENDMENT NO. 2
TO INVESTMENT ADVISORY AGREEMENT

This AMENDMENT NO. 2 is made as of the 1st day of October 2015, to the Investment Advisory Agreement dated as of August 1, 2006, between USAA MUTUAL FUNDS TRUST (the Trust), a statutory trust organized under the laws State of Delaware and having a place of business in San Antonio, Texas, and USAA INVESTMENT MANAGEMENT COMPANY, as transferred to USAA ASSET MANAGEMENT COMPANY (AMCO), a corporation organized under the laws of the State of Delaware and having a place of business in San Antonio, Texas, pursuant to the Transfer and Assumption Agreement dated December 31, 2011.

AMCO and the Trust agree to modify and amend the Investment Advisory Agreement described above (Agreement) as follows:

1.  SCHEDULE B-1.  In order to reduce the annual basic fee rates of the Cornerstone Moderate Fund and Cornerstone Moderately Aggressive Fund, each from 0.75% to 0.70%, Schedule B-1 to the Agreement, setting forth the fees payable to AMCO with respect to each of the Trust’s series with a performance adjustment, is hereby replaced in its entirety by Schedule B-1 attached hereto.

2.  SCHEDULE C-1.  In order to reduce the annual basic fee rate of the Cornerstone Aggressive Fund from 0.75% to 0.70%, Schedule C-1 to the Agreement, setting forth the fees payable to AMCO with respect to each of the Trust’s series without a performance adjustment, is hereby replaced in its entirety by Schedule C-1 attached hereto.

3.  RATIFICATION.  Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, AMCO and the Trust have caused this Amendment No. 2 to be executed as of the date first set forth above.

USAA MUTUAL FUNDS TRUST                        USAA ASSET MANAGEMENT COMPANY

By:  __/s/ Daniel S. McNamara__________            By:  __/s/ Brooks Engelhardt___________    ______
        Daniel S. McNamara                                                                                 Brooks Englehardt
        President                                                                                 President

Attest:    /s/ James G. Whetzel                                   Attest:  __/s/ Daniel Mavico__________________
            James G. Whetzel                                                                                     Daniel Mavico
            Secretary

Schedule B-1 to Advisory Agreement - Listing of Funds
with Performance Adjustment

Name of Fund1	Performance Index	Annual Basic Fee Rate
Aggressive Growth Fund	Lipper Large-Cap Growth Funds Index	*
Cornerstone Moderate Fund	Lipper Balanced Funds Index	.70%
California Bond Fund	Lipper California Municipal Debt Funds Index	**
Capital Growth Fund	Lipper Global Funds Index	.75%
Cornerstone Moderately Aggressive Fund	Lipper Index2	.70%
Emerging Markets Fund	Lipper Emerging Markets Funds Index	1.00%
First Start Growth Fund	Lipper Flexible Portfolio Funds Index	.75%
Global Equity Income Fund	Lipper Global Equity Income Funds Index	.50%
Government Securities Fund	Lipper Intermediate U.S. Government Funds Index	.125%
Growth & Income Fund	Lipper Multi-Cap Core Funds Index	.60%
Growth and Tax Strategy Fund	Composite Consisting of 51% of the Lipper General Municipal Bond Funds Index and 49% of the Lipper Large Cap Core Funds Index	.50%
Growth Fund	Lipper Large-Cap Growth Funds Index	.75%
High Income Fund	Lipper High Current Yield Index	.50%
Income Stock Fund	Lipper Equity Income Funds Index	.50%

1 The Performance Adjustment initially will be determined by reference to the sole outstanding class of shares of each Fund.  If, in the future, a Fund offers more than one class of shares, the Performance Adjustment for that Fund will continue to be determined by reference to the initial class of shares, unless the Board determines otherwise.
2The Lipper Index tracks the performance of the 30 largest funds within a category consisting of funds that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments, with a focus on total return, and which have at least 25% of their portfolio invested in securities traded outside of the United States.
3 The Lipper Index tracks the performance of funds that invest primarily in investment-grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

Income Fund	Lipper Corporate Debt Funds A Rated Index	.24%
Intermediate-Term Bond Fund	Lipper Index3	***
Tax Exempt Intermediate-Term Fund	Lipper Municipal Debt Funds Index	.28%
International Fund	Lipper International Funds Index	.75%
Tax Exempt Long-Term Fund	Lipper General Municipal Debt Funds Index	.28%
New York Bond Fund	Lipper New York Municipal Debt Funds Index	**
Precious Metals and Minerals Fund	Lipper Gold Funds Index	.75%
Science & Technology Fund	Lipper Science & Technology Funds Index	.75%
Short-Term Bond Fund	Lipper Short Investment Grade Debt Funds Index	.24%
Tax Exempt Short-Term Fund	Lipper Short Municipal Debt Funds Index	.28%
Small Cap Stock Fund	Lipper Small-Cap Core Funds Index	.75%
Total Return Strategy Fund	Lipper Flexible Portfolio Funds Index	.65%
Ultra Short-Term Bond Fund	Lipper Ultra Short Funds Index	.24%
Value Fund	Lipper Multi-Cap Value Funds Index	.75%
Virginia Bond Fund	Lipper Virginia Municipal Debt Funds Index	**
World Growth Fund	Lipper Global Funds Index	.75%

*
The fee is computed at one-half of one percent (.50%) of the first $750 million of average net assets, two-fifths of one percent (.40%) of the portion of average net assets over $750 million but not over $1.5 billion, and one-third of one percent (.33%) of the portion of average net assets over $1.5 billion.

**
The fee is computed at one-half of one percent (.50%) of the first $50 million of average net assets, two-fifths of one percent (.40%) of the portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (.30%) of the portion of average net assets over $100 million.  In calculating the fee for the Fund, the average net assets of the California Bond Fund, the New York Bond Fund, and the Virginia Bond Fund are combined with the average net assets of the California Money Market Fund, the New York Money Market Fund, and the Virginia Money Market Fund, respectively, and the fee is allocated pro rata based upon the average net assets of the two Funds.

***
The fee is computed at one-half of one percent (.50%) of the first $50 million of average net assets, two-fifths of one percent (.40%) of the portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (.30%) of the portion of average net assets over $100 million.

Schedule B-2 to Advisory Agreement - Performance Adjustment Rate

EQUITY FUNDS

Aggressive Growth Fund Cornerstone Moderate Fund Capital Growth Fund Cornerstone Moderately Aggressive Fund Emerging Markets Fund First Start Growth Fund Growth & Income Fund Growth Fund	Global Equity Income Fund Income Stock Fund International Fund Science & Technology Fund Small Cap Stock Fund Total Return Strategy Fund Value Fund World Growth Fund
Over/Under Performance Relative to Index (in basis points)	Performance Adjustment Rate (in basis points as a percentage of average net assets)
+/- 100 to 400 +/- 401 to 700 +/- 701 and greater	+/- 4 +/- 5 +/- 6

FIXED INCOME FUNDS

California Bond Fund Government Securities Fund Growth and Tax Strategy Fund High Income Fund Income Fund Intermediate-Term Bond Fund	Tax Exempt Intermediate-Term Fund Tax Exempt Long-Term Fund New York Bond Fund Short-Term Bond Fund Tax Exempt Short-Term Fund Ultra Short-Term Bond Fund Virginia Bond Fund
Over/Under Performance Relative to Index (in basis points)	Performance Adjustment Rate (in basis points as a percentage of average net assets)
+/- 20 to 50 +/- 51 to 100 +/- 101 and greater	+/- 4 +/- 5 +/- 6

Schedule C-1 to Advisory Agreement - Listing of Funds
And Fee Rates

Name of Fund	Fee Rate
California Money Market Fund	*
Money Market Fund	.24%
New York Money Market Fund	*
Tax Exempt Money Market Fund	.28%
Treasury Money Market Trust	.13%
Virginia Money Market Fund	*
Global Managed Volatility Fund	.60%
Managed Allocation Fund	.60%
Cornerstone Moderately Conservative Fund	.50%
Cornerstone Aggressive Fund	.70%
Cornerstone Conservative Fund	.00%
Cornerstone Equity Fund	.00%
Real Return Fund	.50%
Flexible Income Fund	.50%
Target Managed Allocation Fund	.50%
Target Retirement Income Fund	.00%
Target Retirement 2020 Fund	.00%
Target Retirement 2030 Fund	.00%
Target Retirement 2040 Fund	.00%
Target Retirement 2050 Fund	.00%
Target Retirement 2060 Fund	.00%

* The fee is computed at one-half of one percent (.50%) of the first $50 million of average net assets, two-fifths of one percent (.40%) for that portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (.30%) for that portion of average net assets over $100 million. In calculating the fee for the Fund, the average net assets of the California Money Market Fund, the New York Money Market Fund, and the Virginia Money Market Fund are combined with the average net assets of the California Bond Fund, the New York Bond Fund, and the Virginia Bond Fund, respectively, and the fee is allocated pro rata based upon the average net assets of the two Funds.